EXHIBIT 23.1
                                                                    ------------


                       CONSENT OF PORTER KEADLE MOORE, LLP


     We hereby consent to the incorporation by reference in Registration Statement No. 333-97791 of Nicolet Bankshares, Inc. on Form S-8 of our report dated January 31, 2003, included in this Annual Report on Form 10-KSB for the year ended December 31, 2002.


/s/ PORTER KEADLE MOORE, LLP
March 25, 2003



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